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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 27, 1997 included in Mobile Telecommunication Technologies Corp.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Jackson, Mississippi
July 1, 1997